BlackRock Variable Series Funds, Inc.
BlackRock Global Growth V.I. Fund
(the “Fund”)

Supplement dated December 30, 2009 to the
Prospectus and Statement of Additional Information, each dated May 1, 2009

The change in the Fund’s benchmark from the Standard & Poor’s Global Broad Market Index to the Morgan Stanley Capital International All Country World Index will be effective on January 1, 2010.

Shareholders should retain this Supplement for future reference.

Code #: PR&SAI-GGVI-SUP-1209R